UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2009

HYBRED INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	0000823544
State of Incorporation	CIK №.

370 W. Pleasantview Ave. Suite 163, Hackensack, NJ 07601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: Phone: (201) 788-3785

Temporary Time Capital Corp., Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Copies of communications to:

Law Offices of Joseph L. Pittera

2214 Torrance Boulevard, Suite 101

Torrance, California 90501

Tel (310) 328-3588

Fax (310) 328-3063

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Articles of Amendment and bylaws have been amended to reflect the increase of authorize shares from 120,000,000 to 200,000,000, to allow for additional issuances of common shares for the purposes of paying debt and raising additional capital. The effective date of the modifications was November 18, 2009.

No change in fiscal year has been adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HYBRED INTERNATIONAL, INC.

By:	/s/ Gary Kouletas
Gary Kouletas, CEO

Date:  November 20, 2009